KKM Enhanced U.S. Equity Fund

(the “Fund”)

Class A Shares (Symbol: KKMAX)

Class I Shares (Symbol: KKMIX)

Supplement dated April 28, 2016

to the Fund’s Prospectus dated September 30, 2015

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Effective April 26, 2016, the Fund’s Prospectus is hereby revised as follows:

The second paragraph in the section entitled “Distributions and Taxes—Tax Status, Dividends and Distributions” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund intends to distribute substantially all of its net investment income and net capital gains annually.   The distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2015, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-767-3863.